EXHIBIT 32.4

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO § 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2005, for Public Service Company of New Mexico (“Company”), as filed with the Securities and Exchange Commission on March 14, 2006 (“Report”), I, Charles N. Eldred, Senior Vice President, and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2006	By:	/s/ Charles N. Eldred
Charles N. Eldred
Senior Vice President,
and Chief Financial Officer